SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)
Filed by the Registrant  |X|

Filed by the Party other than the Registrant [ ]

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            HFB FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

     $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2. Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4. Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5. Total fee Paid:

        ------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.      Amount previously paid: _______________________________________________
2.      Form, Schedule or Registration Statement No.:__________________________
3.      Filing Party:__________________________________________________________
4.      Date Filed:____________________________________________________________

                               September 17, 2001





Dear Stockholder:

     We invite you to attend the 2001 Annual Meeting of Stockholders of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank, to be held at Pine Mountain State Resort Park, Pineville, Kentucky, on October 17, 2001 at 2:00 p.m.

     The Meeting has been called for the election of directors. Enclosed are a proxy statement, a proxy card and an Annual Report to Stockholders for the 2001 fiscal year. Directors and officers of the Corporation, as well as representatives of the Corporation's independent auditors, will be present to respond to any questions the stockholders may have.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Meeting.

                                                   Sincerely,

                                                   /s/ DAVID B. COOK

                                                   David B. Cook
                                                   President

                            HFB FINANCIAL CORPORATION
                             1602 CUMBERLAND AVENUE
                           MIDDLESBORO, KENTUCKY 40965
                                 (606) 248-1095

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 17, 2001


     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Meeting") of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank, will be held at Pine Mountain State Resort Park, Pineville, Kentucky on October 17, 2001 at 2:00 p.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The election of two directors of the Corporation; and

     2. Such other matters as may properly come before the Meeting or any adjournment thereof.

NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Bylaws of the Corporation, the Board of Directors has fixed the close of business on September 1, 2001, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy that is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/ FRANK W. LEE

                                           Frank W. Lee
                                           Secretary
Middlesboro, Kentucky
September 17, 2001

IMPORTANT: PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY. THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                            HFB FINANCIAL CORPORATION
                             1602 CUMBERLAND AVENUE
                           MIDDLESBORO, KENTUCKY 40965
                                 (606) 248-1095

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 17, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank ("Home Federal" or the "Bank"), to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting") which will be held at Pine Mountain State
Resort Park, Pineville, Kentucky, on October 17, 2001 at 2:00 p.m. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about September 17, 2001.

VOTING AND REVOCATION OF PROXIES

     Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below.

     The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other proposal is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors, if the proposal was not submitted with the notice required under the Corporation's Bylaws.

     Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no-votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation, the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting or by attendance at the Meeting and voting in person. A written notice revoking a previously executed proxy should be sent to HFB Financial Corporation, 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 -- Attention: Frank W. Lee, Secretary.

VOTING SECURITIES AND SECURITY OWNERSHIP

     Holders of record of the Corporation's common stock, par value $1.00 per share (the "Common Stock"), as of the close of business on September 1, 2001 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Corporation had 1,296,854 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of the Common Stock outstanding on the Record Date will be required to constitute a quorum at the Meeting.

     The following table sets forth information as of the Record Date with respect to any person who was known to the Corporation to be the beneficial owner of more than 5% of the Common Stock.

                                  Amount and Nature         Percent of Shares
                                     of Beneficial           of Capital Stock
        Beneficial Owner           Ownership (1)(2)(3)         Outstanding
     -----------------------      ---------------------     -----------------

     David B. Cook                      82,162                    6.34%
     3226 W. Cumberland Avenue
     Middlesboro, KY  40965

-----------------
(1), (2), (3)     See corresponding footnotes in table below.

     The following table sets forth, as of the Record Date, information known to the Company with respect to the beneficial ownership of Common Stock by each director or nominee of the Corporation, by each executive officer of the Corporation who is not a Director, and by all directors and executive officers of the Corporation as a group.

                                                       Amount and Nature         Percent of Shares
                                                          of Beneficial           of Capital Stock
         Beneficial Owner                               Ownership (1)(2)(3)         Outstanding
      -----------------------                          ---------------------     -----------------
  Frank W. Lee, Director                                     31,085                    2.40%
  Charles A. Harris, Director                                38,033                    2.93%
  Frances Coffey Rasnic, Director                             8,643                    0.66%
  David B. Cook, Director and President and
       Chief Executive Officer                               82,162                    6.34%
  Earl Burchfield, Director                                  38,710                    2.98%
  E.W. Nagle, Director                                       22,424                    1.73%
  Robert V. Costanzo, Chairman of the Board                  18,865                    1.43%
  Stanley Alexander, Jr., Chief Financial Officer            13,183                    1.02%
  Kenneth V. Jones, Chief Operations Officer                  4,767                    0.31%

  All directors and executive
       officers as a group (9 persons)                      257,534                   19.86%

-----------------
(1) As to the Corporation's directors and executive officers, includes 7,225 shares, 4,767 shares, 7,225 shares and 19,217 shares which may be acquired by Messrs. Costanzo and Jones, Ms. Rasnic and all directors and executive officers as a group, respectively, upon the exercise of stock options granted under the HFB Financial Corporation 1992 Stock Option Plan (the "1992 Stock Option Plan"). In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(2)  Includes 2,224 shares,  6,808 shares,  4,660 shares,  11,692 shares,  1,392 shares and 46,813 shares held for the benefit of Directors Lee, Harris, Cook, Burchfield, Costanzo and all directors and executive officers as a group, respectively, through trusts established under the Bank's discontinued and current deferred compensation plans for directors.
(3) Includes shares held by certain directors and executive officers as custodians under Uniform Transfers to Minors Acts, by their spouses and children and for the benefit of certain directors and executive officers under individual retirement accounts ("IRAs").

                       PROPOSAL I - ELECTION OF DIRECTORS

     The Corporation's Board of Directors has seven members, with approximately one-third elected annually in accordance with the Corporation's bylaws. At the Meeting, two persons nominated by the Board of Directors, one of whom is currently a director and whose term expires in 2001, will stand for election. Mr. E.W. Nagle, who is currently a director and whose term expires at this year's Annual Meeting, has decided not to stand for re-election due to health reasons.

     The Board of  Directors  has  nominated  Kenneth  V.  Jones  and  Robert V.
Costanzo to each serve as director for a three-year period or until his respective successors has been elected and qualified. It is intended that the persons named in the proxies being solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES.

     The following table sets forth, for each nominee and for each director continuing in office, such person's name, age as of June 30, 2001, the year he or she first became a director of the Bank or the Corporation (if applicable) and the year his or her current term as a director will expire. All existing directors became directors of the Corporation in 1992, upon the Corporation's organization, except Ms. Rasnic, who was appointed a director of the Corporation in 1996.

                                                YEAR FIRST           CURRENT
                                                ELECTED OR            TERM
                              AGE AS OF          APPOINTED             TO
 NAME                       JUNE 30, 2001        DIRECTOR            EXPIRE
 ----                       -------------       ----------           ------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004

  Kenneth V. Jones               44                 N/A                N/A
  Robert V. Costanzo             45                1989               2001

                         DIRECTORS CONTINUING IN OFFICE

  Frank W. Lee                   88                1952               2002
  Charles A. Harris              67                1987               2002
  Frances Coffey Rasnic          52                1996               2002
  David B. Cook                  51                1974               2003
  Earl Burchfield                71                1976               2003

DIRECTORS AND NOMINEE

     The principal occupation of each director and each nominee for director of the Corporation during the last five years is set forth below.

     E. W. NAGLE is retired from the Middlesboro Tanning Company, where he served as an officer. He is a member of the Lions Club and a Charter Member of the All Sports Hall of Fame.

     ROBERT V. COSTANZO is Chairman of the Board of the Corporation. A 1989 graduate of Salmon P. Chase College of Law, Mr. Costanzo serves as District Judge of Bell County, Kentucky. He is a member of the Kentucky Bar Association and presently serves on the KBA House of Delegates. He is a member of the Kiwanis International and St. Julian Catholic Church in Middlesboro.

     FRANK W. LEE currently serves as Secretary/Treasurer of the Bank and the Corporation. He has a law degree and is a member of the Kentucky Bar Association. Mr. Lee is a retired pharmacist and is the past owner of Lee's Drug Store in Middlesboro, Kentucky. Mr. Lee is a former director of a local bank.

     CHARLES A. HARRIS is retired owner of Harris Insurance Agency in Harlan, Kentucky. Mr. Harris is serving, or has served as President of the Harlan Lions Club, Chairman of the Harlan County Chapter of American Red Cross and Volunteer for ARC State Disaster Team, Harlan Chamber of Commerce, Councilman of City of Harlan, Kentucky, Harlan Volunteer Firefighters, Harlan School Futures Committee, Advisor to Harlan State Vocational Technical School, President of the Alumni Association of Harlan Boys Choir, Board Member of Red Bird Mission, Beverly, Kentucky and Board Member of Harlan County Extension Service. Mr. Harris is also a member of the Oleika Shrine and the Harlan County Shrine Club.

     FRANCES COFFEY RASNIC has been a lifelong resident of Claiborne County. She graduated from the University of Tennessee and holds 45 hours above her Masters in Education. She has served her community in various civic and school groups. She has been self-employed in real estate development and in her previously owned family business, Coffey Funeral Home, in New Tazewell and Harrogate, Tennessee where she is currently employed. She is a businesswoman who remains active in the Claiborne County Chamber of Commerce and serves as Memorial Secretary of the American Cancer Society and Chairperson of the Tourism Committee and Board Member of the Clinch-Powell Enterprise Community. She is a member of the New Tazewell United Methodist Church.

     DAVID B. COOK currently serves as president and chief executive officer of the Corporation and the Bank. A graduate of Western Kentucky University and a member of First Baptist Church in Middlesboro, Mr. Cook has served as president of both the Lexington Chapter of the Society of Real Estate Appraisers and the ROHO Club of Middlesboro. He has previously served as a board member on the Bell County Chamber of Commerce, the Board of Housing Appeals for the City of Middlesboro and as a member of the "Advisory Group" of the Middlesboro City Council's Finance Committee. He is a past board member of the Bluegrass Council of Boy Scouts of America, Lexington, Kentucky. Mr. Cook has also served as president of the Kentucky Thrift Foundation, board member of the Central Kentucky League of Savings Associations and board member of the Kentucky Bankers Association. Mr. Cook is currently president of the Bell County Industrial Foundation and Revolving Loan Committee.

     EARL BURCHFIELD is retired as a newspaper publisher. Mr. Burchfield is a past member of the Middlesboro Rotary Club, a past trustee of Appalachian Hospitals, a past member of Bell County and Claiborne County Chambers of Commerce and active in the area Gideons organization. He serves as a Nursing Home Volunteer, as well as church treasurer and Deacon.

     KENNETH V. JONES, age 44, is not currently a director but has been nominated for election at the Annual Meeting. He joined Home Federal Bank in October of 1999 and was appointed Chief Operations Officer on May 15, 2000. Prior to joining Home Federal Bank, Mr. Jones served as Executive Vice President, Chief Financial Officer and Director of Citizens Bank, New Tazewell, TN, with 24 years of experience in both operations and lending. He received his Bachelor of Science Degree in Business Administration from the University of Tennessee and graduated with honors from the American Bankers Association Graduate School of Banking. Ken serves as director of the Bell County Chamber of Commerce and director of the Bell County Industrial Foundation. Mr. Jones also served as president and director of the Claiborne County Chamber of Commerce. He and his wife Donna have two children, Matthew and Jacob, and currently reside in Lone Mountain Tennessee.

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

     The following sets forth information with respect to the executive officers of the Corporation, including their ages as of the Record Date, who do not serve on the Board of Directors.

     STANLEY ALEXANDER, JR., age 52, is currently the Bank's and the Corporation's Chief Financial Officer. Mr. Alexander graduated from the Graduate School of Banking at the University of Wisconsin in 1984 and had 17 years of banking experience prior to joining the Bank in 1991. He has served as treasurer of the Middlesboro-Bell County Airport Board, Secretary of the ROHO Club, and as a member of the "Advisory Group" to the Middlesboro City Council's Finance Committee.

COMMITTEES OF THE BOARDS OF DIRECTORS OF THE CORPORATION AND THE BANK

     The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and their committees. During the fiscal year ended June 30, 2001, the Corporation's Board of Directors held 12 meetings. No current director attended fewer than 75% of the total aggregate meetings of the Corporation's Board of Directors and committees on which such Board member served during fiscal 2001 with the exception of Mr. Nagle, who was absent due to illness. The Board passed a resolution to excuse his absence.

     The Corporation's audit committee is comprised of Directors Burchfield (Chairman), Rasnic, and Lee. The audit committee meets as needed to examine and approve the audit report prepared by the independent auditors of the Corporation. During fiscal year 2001, the Corporation's audit committee met four times. Each of the directors who serve on the audit committee are "independent" of the Corporation, as the term "independent" is defined under Rule 4200 of the listing standards of the National Association of Security Dealers, Inc. For fiscal year 2002, the Chairman of the audit committee will be Mr. Burchfield. This committee meets quarterly to (1) monitor the accounting and financial reporting practices of the Corporation, and (2) determine whether the Corporation has adequate administrative, operating and internal accounting controls. The Corporation's Board of Directors has adopted a written charter for the audit committee, which is attached as Appendix A. A copy of the audit committee's Report is attached as Appendix B.

     The Corporation's nominating committee is comprised of the full Board of Directors for the purpose of evaluating candidates and making nominations for election as directors. This Committee met once during fiscal 2001 in that capacity. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor, subject to the procedural requirements set forth in the Corporation's Charter and Bylaws, established any procedures for this purpose.

     The Corporation's compensation committee is comprised of Directors Lee (Chairman), Burchfield and Harris. The Committee meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees and to recommend changes and to monitor and evaluate employee morale. The compensation committee met once during fiscal 2001.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The Corporation's principal subsidiary is the Bank. The Corporation has no full time employees, relying instead on employees of the Bank for the limited corporate services provided. All compensation paid to officers and other employees is paid by the Bank. Other than as set forth below, no executive officer's total salary and bonus for the fiscal year exceeded $100,000 for services rendered in all capacities to the Corporation and its subsidiaries.

                                                                          Long-Term
                                                                         Compensation
                                           Annual Compensation(1)        ------------
  Name and Principal                       ----------------------          Payout of         All Other
         Position              Year         Salary            Bonus     Restricted Stock   Compensation(2)
----------------------------------------------------------------------------------------------------------
David B. Cook                   2001        $142,500         $ 9,674       $   ---           $25,629
   President and Chief          2000        $133,750         $15,469       $   ---           $25,732
   Executive Officer of the     1999        $126,575         $14,987       $   ---           $34,721
   Corporation and the
   Bank

(1) Excludes perquisites, which did not exceed 10% of each named executive officer's annual salary and bonus.
(2) Includes fees in the amount of $14,050 in fiscal 2001, $13,150 in fiscal 2000 and $12,400 in fiscal 1999 for Mr. Cook's services as a director for the Corporation and the Bank. ESOP contributions in fiscal 2001, 2000 and 1999 for the benefit of Mr. Cook were $2,770, $8,176 and $22,321, respectively.

     Employment Agreement. In 2001, the Bank entered into an amended and restated employment agreement with Mr. Cook as President and Chief Executive Officer. As President and Chief Executive Officer, Mr. Cook is responsible for overseeing all operations of the Bank, and for implementing the policies adopted by the Board of Directors. The employment agreement has a term of three years and, pursuant to the terms of the agreement, it shall be extended on each anniversary date from the date of commencement of the agreement for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that performance of the employee has met the required standards and that such agreement should be extended. The agreement provides for an annual base salary of $147,500. The agreement provides for a salary review by the Board of Directors not less often than annually, as well as inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreement is terminable by the Bank for "just cause" as defined in the agreement. In the event of termination for just cause, no severance benefits are available. If the Bank terminates an employee without just cause, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement plus an additional 12-month period, but in no event in excess of three years' salary. The employee is able to voluntarily terminate his agreement by providing 90 days' written notice to the Board of Directors, in which case the employee is entitled to receive only his compensation, vested rights, and benefits up to the date of termination. In the event of the employee's death or disability, the employee or his estate will be entitled to a continuation of his salary and benefits through the remaining term of the agreement.

     The employment  agreement contains  provisions stating that in the event of
(i) the employee's voluntary termination of employment for any reason within 30 days following a change in control of the Bank or the Corporation, or (ii) the employee's involuntary termination of employment in connection with, or within six months before or two years after, any change in control of the Bank or the Corporation, the employee will be paid within 30 days of such termination a sum equal to 2.99 times the average annual compensation he received during the five-year period immediately prior to the date of change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Corporation's voting stock, or the control of the election of a majority of Directors or the exercise of a controlling influence over the management or policies of the Bank or Corporation. The employment agreement also provides for a similar lump sum payment to be made in the event of the employee's voluntary termination of employment upon the occurrence, or within 90 days thereafter, of certain specified events following any change in control, whether approval by the Board of Directors or otherwise which have not been consented to in writing by the employee including (i) requiring the employee to move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) materially diminishing the employee's base compensation, (iii) failing to maintain existing employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans,
(iv) assigning duties and responsibilities to the employee which are other than those normally associated with his position with the Bank, (v) materially diminishing the employee's authority and responsibility, (vi) failing to re-elect the employee to the Bank's Board of Directors, and (vii) materially diminishing the employee's secretarial or other administrative support. The aggregate payments that would have been made to Mr. Cook assuming termination of employment under the foregoing circumstances at June 30, 2001 would have been approximately $369,000.

DIRECTORS' COMPENSATION

     Members of the Board of Directors and committees of the Board of Directors of the Corporation receive a monthly retainer of $900, plus $250 per regular or special Board meeting attended.

TRANSACTIONS WITH MANAGEMENT

     All of the Bank's loans to directors and executive officers are made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and do not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (up to $500,000) to such persons must be approved in advance by a disinterested majority of the Board of Directors. The Bank does not offer favorable terms on mortgage loans to directors or officers.

                              STOCKHOLDER PROPOSALS

     In order to be eligible to be included in the proxy materials of the Corporation for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 no later than May 15, 2002 (120 days prior to the anticipated date of next year's Annual Meeting of Stockholders). Any such proposal shall be subject to the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to be acted upon at such meeting but not included in the proxy materials must be received at the Corporation's executive office, at 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 on or before September 15, 2002 (30 days prior to next year's anticipated annual meeting date). If the Company is not notified of a stockholder proposal by September 15, 2002, then the Corporation may have the discretion to vote the proxies against such stockholder proposal, even though such proposal is not discussed in the proxy statement. In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice of the new date of annual meeting is given or made to stockholders, a stockholder proposal must be received not later than the close of business on the tenth day following the day on which notice of the new date of the annual meeting was mailed. All stockholder proposals must also comply with the Corporation's bylaws and Tennessee law.

                             INDEPENDENT ACCOUNTANTS

     Olive LLP, independent accountants, was appointed by the Board of Directors of the Corporation and served as the Corporation's auditors for the fiscal year ending June 30, 2001. Representatives of Olive LLP are expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they so desire. Olive LLP will serve as the Corporation's auditors for the fiscal year ending June 30, 2002.

     During the year ended June 30, 2001, the Corporation incurred the following principal auditor fees:

         Audit fees: (a)                                      $38,500
         Financial information systems design
           and implementation fees:                           $11,564
         All other fees:                                      $ 8,530

------------------
     (a) Includes fees related to annual report on Form 10-K and quarterly reports on Form 10-Q.

     The Audit Committee of the Board of Directors of the Company has considered and has concluded that services, other than the audit, performed by the accountants, do not interfere with maintaining the independence of the auditors.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the direction of the majority of the Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Corporation's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on the Corporation's review of ownership reports received prior to the Record Date, or written representations from reporting persons that no annual report of change in beneficial ownership is required, the Corporation believes that all directors, executive officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements for the 2001 fiscal year with the exception of Director Earl Burchfield, who had a late filing of his sale of one hundred shares of Common Stock.

                                  MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Corporation's Annual Report to Stockholders is being mailed to all persons who were stockholders of record as of the close of business on September 1, 2001. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Corporation. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

     A COPY OF THE CORPORATION'S FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO STANLEY ALEXANDER, JR., CHIEF FINANCIAL OFFICER, HFB FINANCIAL CORPORATION, 1602 CUMBERLAND AVENUE, MIDDLESBORO, KENTUCKY 40965.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/ FRANK W. LEE

                                           Frank W. Lee
                                           Secretary
Middlesboro, Kentucky
September 17, 2001

                                                                      APPENDIX A
                                                                      ----------


                             HOME FEDERAL BANK, FSB

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.   PURPOSE

The Audit Committee is a committee of the Board of Directors. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

     1. the financial information which will be provided to shareholders, governmental or regulatory bodies, the public, and others;

     2.   the  Corporation's  auditing,   accounting,  and  financial  reporting
          process;

     3. the systems of internal controls related to finance, accounting, legal compliance, regulatory compliance and ethics that management and the Board of Directors have established, and

     4.   the audit process.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and foster adherence to, the corporation's policies, procedures, and practices at all levels.

The Audit Committee's primary duties and responsibilities are to:

     1.   Serve  as  an   independent   and  objective   party  to  monitor  the
          Corporation's financial reporting process and internal control system

     2. Review and appraise the audit efforts of the Corporation's independent accountants and the internal auditors

     3.   Provide  an  open  avenue  of  communication   among  the  independent
          accountants, financial and senior management, internal auditors, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee should be comprised of three or more directors as determined by the Board. Each member will be independent of the management of the Corporation and free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment as a Committee member.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

     The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

III. MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed separately. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

     In addition, the Committee or at least the Chair of the Committee should meet with the independent accountants and management, either in person or by phone, quarterly to review the Corporation's financial statements. This review should be done prior to the Corporation's 10Q or 10K filing and its public release of earnings. This discussion should include a discussion of significant adjustments, management judgments and accounting estimates, significant new accounting policies, and disagreements with management.

IV.  RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the audit committee is expected to:

1. Provide an open avenue of communication between the internal auditors, the independent accountant, and the Board of Directors.

2.   Confirm and assure the objectivity of the internal auditor.

3.   Confirm  and  assure  the  independence  of  the  independent   accountant,
     including a review of management consulting services provided by the independent accountant and related fees.

4.   Review and update the Committee's charter annually.

5. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve, if applicable, the discharge of the independent accountants.

6. Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor.

7. Review the qualifications of the Internal Auditor to specific areas within the audit plan.

8. Review with the independent auditor and internal auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

9. Inquire of management, the internal auditor, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.

10. Consider, in consultation with the independent accountant and the internal auditor, the audit scope and plan of the internal auditors and the independent accountant. Determine if the internal auditor and independent accountants are utilizing a risk-based approach.

11. Consider and review with the independent accountant and the director of internal auditing:

     (a)  the  adequacy  of  the  Corporation's   internal  controls   including
     computerized information system controls and security.

     (b) any related significant findings and recommendations of the independent
     accountant  and  internal  auditing  together  with  management   responses
     thereto; and

     (c) the status of previous audit recommendations and management's follow up on those recommendations.

12. Review with management and the independent accountant at the completion of the annual audit:

     (a) the Corporation's annual financial statements and related footnotes;

     (b) the independent accountant's audit of the financial statements and his or her report thereon;

     (c) any significant changes required in the independent accountant's audit plan;

     (d) any serious difficulties or disputes with management encountered during the course of the audit; and

     (e) other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

13.  Review with management and the internal auditor:

     (a) Regular internal audit reports to management prepared by the internal auditor, including significant findings and management's responses to those findings. A summary of findings from completed internal audits should be reviewed prior to the meeting.

     (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

     (c)  Any changes required in the planned scope of their audit plan.

     (d)  The internal audit department budget and staffing.

     (e)  The internal audit department charter.

     (f) Internal auditing's compliance with the IIA's Standards for the Professional Practice of Internal Auditing (standards).

14. Review filings with the SEC and other published documents containing the Corporation's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

15. Review with management, and if necessary, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

16. Review management's monitoring of the Corporation's compliance with its ethical code of conduct.

17. Review legal and regulatory matters that may have a material impact on the financial statements, related Corporation compliance policies, and programs and reports received from regulators.

18. Meet with the internal auditor, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

19. Meet with the Corporation's regulatory bodies to discuss the results of their examinations.

20.  Report   Committee   actions   to  the   Board  of   Directors   with  such
     recommendations as the Committee may deem appropriate.

21. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

22. Conduct or authorize, if necessary, investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

23. Perform such other functions as assigned by law, the Corporation's charter or bylaws, or the Board of Directors.

24. Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

25. Provide that financial management and the independent auditor discuss with the audit committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

26. Determine as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by the Corporation.

                                                                      APPENDIX B
                                                                      ----------

                             AUDIT COMMITTEE REPORT

     The Board of Directors of the Corporation has appointed an audit committee, consisting of three directors, which assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Corporation.

     In discharging its oversight responsibility as to the audit process, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The audit committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Corporation's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The audit committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     The audit committee reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those matters described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The audit committee reviewed and discussed the audited financial statements of the Corporation as of and for the fiscal year ended June 30, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Corporation's financial statements and the independent auditors have the responsibility for the examination of those statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The audit committee held one meeting during fiscal year 2001.

     Based on the above-mentioned review and discussions with management and the independent auditors, the audit committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

September 17, 2001                          Earl Burchfield, Chair
                                            Frances Coffey Rasnic, Member
                                            Frank W. Lee, Member

                                 REVOCABLE PROXY
                            HFB FINANCIAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 17, 2001


     The undersigned hereby appoints Frank W. Lee, Charles Harris and Frances Rasnic, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of HFB Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Pine Mountain State Resort Park, Pineville,
Kentucky, on October 17, 2001 at 2:00 p.m. and at any and all adjournments thereof, as follows:

                                                                       VOTE
                                                           FOR        WITHHELD
                                                          -----       --------
         1.       The election as directors of all
                  nominees listed below (except as         [ ]          [ ]
                  marked to the contrary below).

                  Kenneth V. Jones
                  Robert V. Costanzo

                  INSTRUCTION:  TO   WITHHOLD   YOUR  VOTE  FOR  ANY  INDIVIDUAL
                  NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.


                  --------------------------------------------------


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.


     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY MAY BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS, SUBJECT TO FEDERAL SECURITIES LAWS.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and vote at the Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and have no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

Dated:                       , 2001
       ----------------------



---------------------------------------     ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



---------------------------------------     ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.